UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 21, 2013

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2013, the Board of Directors (the “Board”) of ON Semiconductor Corporation (the “Company”) amended and restated the Company’s Bylaws to:

•	amend Section 2 of Article II to allow stockholders to call a special meeting at a threshold of 25% of the voting power of the outstanding capital stock of the Company and to provide other procedures and changes to the Bylaws related to the calling of such special meeting by stockholders; and

•	make clarifications, updates and other, non-substantive changes to the Bylaws in Articles II, III, IV, V and VI.

This description of the amendments to the amended and restated Bylaws of the Company is qualified in its entirety by reference to the text of the amended and restated Bylaws filed as Exhibit 3.1 to this report.

On November 21, 2013, the Board also approved, subject to stockholder approval at the Company’s next annual meeting of stockholders in 2014, certain changes to the amended and restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to:

•	amend the Ninth Article of the Certificate of Incorporation to phase-in the declassification of the Board over a three year period beginning in 2014; and

•	amend the Tenth Article of the Certificate of Incorporation to remove the prohibition on stockholders acting by written consent in lieu of a meeting.

It is expected that the above described revisions to the Certificate of Incorporation will be presented to the stockholders of the Company for approval at the Company’s next annual meeting of stockholders in 2014.

In connection with the above amendments the Company issued a press release, which is filed as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws

99.1	News release issued by ON Semiconductor Corporation dated November 25, 2013 and entitled “ON Semiconductor’s Board of Directors Approves Amendments to Company Bylaws and Certificate of Incorporation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: November 25, 2013	By:	/s/ George Cave
George Cave Senior Vice President, General Counsel, Chief Compliance & Ethics Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws

99.1	News release issued by ON Semiconductor Corporation dated November 25, 2013 and entitled “ON Semiconductor’s Board of Directors Approves Amendments to Company Bylaws and Certificate of Incorporation.”

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